Exhibit 23.2



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Imaging Diagnostic Systems, Inc. of our report dated August 1, 2002, which appears on page F-1 of Imaging Diagnostic Systems, Inc. Form 10-KSB, for the year ended June 30, 2002.


                                            /s/ Margolies, Fink and Wichrowski
                                                MARGOLIES, FINK AND WICHROWSKI


Pompano Beach, Florida
July 11, 2003